UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

TEGNA INC.
(Exact name of registrant as specified in its charter)

STANDARD GENERAL L.P.
STANDARD GENERAL MASTER FUND L.P.
SOOHYUNG KIM
COLLEEN B. BROWN
ADONIS E. HOFFMAN
CARLOS P. SALAS
ELIZABETH A. TUMULTY
STEPHEN USHER
DAVID GLAZEK
AMIT THAKRAR
DANIEL MALMAN

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment No. 8)*

TEGNA Inc.

(Name of Issuer)

Common Stock

(Title of Class of Securities)

87901J105

(CUSIP Number)

Joseph Mause
Standard General L.P.
767 Fifth Avenue, 12th Floor
New York, NY 10153
Tel. No.: 212-257-4701
(Name, Address and Telephone Number of Person Authorized to
Receive Notices and Communications)

January 20, 2021

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. [  ]

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

* The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

1	NAMES OF REPORTING PERSONS
Standard General L.P.

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP		(a)	☐
			(b)	☒

3	SEC USE ONLY

4	SOURCE OF FUNDS (SEE INSTRUCTIONS)
AF

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(D) OR 2(E)			☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION
Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER
0

	8	SHARED VOTING POWER
16,589,845

	9	SOLE DISPOSITIVE POWER
0

	10	SHARED DISPOSITIVE POWER
16,589,845

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
16,589,845

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES (SEE INSTRUCTIONS)			☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
7.6%

14	TYPE OF REPORTING PERSON (SEE INSTRUCTIONS)
IA

1	NAMES OF REPORTING PERSONS
Soohyung Kim

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP		(a)	☐
			(b)	☒

3	SEC USE ONLY

4	SOURCE OF FUNDS (SEE INSTRUCTIONS)
AF

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(D) OR 2(E)			☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION
United States

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER
0

	8	SHARED VOTING POWER
16,589,845

	9	SOLE DISPOSITIVE POWER
0

	10	SHARED DISPOSITIVE POWER
16,589,845

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
16,589,845

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES (SEE INSTRUCTIONS)			☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
7.6%

14	TYPE OF REPORTING PERSON (SEE INSTRUCTIONS)
IN, HC

AMENDMENT NO. 8 TO SCHEDULE 13D

This Amendment No. 8 to Schedule 13D (this “Amendment”) relates to shares of common stock, par value $1.00 per share (the “Common Stock”) of TEGNA Inc., a Delaware corporation (the “Issuer” or the “Company”). This Amendment is being filed by each of the Reporting Persons to amend the Schedule 13D (the “Initial Schedule 13D”) that was originally filed on September 30, 2019, as amended by Amendment No. 1 filed on January 15, 2020, Amendment No. 2 filed on March 18, 2020, Amendment No. 3 filed on March 31, 2020, Amendment No. 4 filed on April 3, 2020, Amendment No. 5 filed on April 24, 2020, Amendment No. 6 filed on June 4, 2020 and Amendment No. 7  filed on June 11, 2020 (collectively, as amended by this Amendment No. 8, the “Schedule 13D”) (as amended by this Amendment, the “Schedule 13D”). Unless otherwise indicated, all capitalized terms used herein but not defined herein shall have the same meanings as in the Initial Schedule 13D.

This Amendment is being filed to amend and supplement Items 4, 5, 6  and 7 of the Schedule 13D as set forth below.

Item 4. Purpose of Transaction

Item 4 is hereby amended and supplemented as follows:

On January 20, 2021, a private investment vehicle of which Standard General serves as investment manager submitted to the Issuer in accordance with the Company’s Bylaws, a notice nominating a slate of four highly qualified, diverse and independent candidates (the “Candidates”) for election to the Issuer’s Board of Directors at the Issuer’s 2021 Annual Meeting of Shareholders.  The Candidates nominated are Colleen B. Brown, Adonis E. Hoffman,  Carlos P. Salas and Elizabeth A. Tumulty.  The background and qualifications of each of the Candidates is as follows:

Colleen B. Brown is a seasoned and experienced media executive and board member. In 2017, Ms. Brown was honored as Director of the Year by the Pacific Northwest National Association of Corporate Directors (NACD). In addition, she was honored in New York City as a Top 100 Director by the NACD. Ms. Brown is also a Henry Crown Fellow and member of the Aspen Leadership Institute. Ms. Brown has served as a director of Big 5 Sporting Goods Corporation (Nasdaq:BGFV) since August 2019 where she is a member of the Audit Committee. Ms. Brown served as chairperson of the board of American Apparel, Inc. from 2014 to 2016. She has served as a director of TrueBlue, Inc. (NYSE:TBI) since July 2014 where she chairs the Technology and Innovation Committee and is a member of the Compensation and Nominating and Corporate Governance Committees. In addition, she currently serves on the Board of German-based Spark Networks and is a director of privately held Port Blakely Companies. Ms. Brown served as President and Chief Executive Officer of Fisher Communications, Inc. from 2005 to 2013 and as a director of Fisher Communications, Inc. from 2006 to 2013. From 2000 to 2004, she served as Senior Vice President of Belo Corporation reporting to the Chairman. Earlier in Ms. Brown’s career, she was President of the Television Division of Lee Enterprises from 1998 to 2000 until its successful turnaround and sale in 2000. She was President and General Manager of various companies at Gannett Co. Inc., including establishing and leading the Strategic Planning function and structuring and leading the first retransmission negotiations within the Broadcast Division, from 1980 to 1998. She also served on the board of Career Builder from 2000 to 2004 and on the board of Classified Ventures from 2000 to 2004. She was a director of DataSphere Technologies until its successful sale in 2017. Ms. Brown holds a B.S. from the University of Dubuque and M.B.A. from the University of Colorado. As a director, Ms. Brown will bring to the Board extensive executive experience in strategic planning, operations, finance, innovation and technology. Her leadership as a public company Chief Executive Officer, as well as a senior officer in two large media companies, will be a valuable resource to the Company. For these reasons we believe Ms. Brown is exceptionally well qualified to serve as a director of the Company.

Adonis E. Hoffman has served as CEO of The Advisory Counsel, LLC since 2018. He served as chairman of Business in the Public Interest, Inc. from its founding in 2015 to 2020.  Mr. Hoffman was an adjunct professor in Communication, Culture & Technology at Georgetown University Graduate School from 2008 to 2017. He worked as senior vice president and counsel at the American Association of Advertising Agencies, from 2000–2010 and represented the advertising industry before Congress, the FTC, and federal courts.  He has served as a member of the Board of Trustees of The Media Institute since 2017, as co-chairman of the External Advisory Council of Nielsen Media (NYSE: NLSN) since 2015, as founder and chairman of the American Social Impact Foundation since 2020, and as chairman of the Direct Selling Self Regulatory Council Appellate Board since 2019. Mr. Hoffman served from 2013–2015 as chief of staff and senior legal advisor at the Federal Communications Commission (FCC) for FCC Commissioner and Interim Chairman Clyburn, and previously as Senior Counsel, International, for FCC Chairman William Kennard and as Deputy Chief, FCC Cable Television Bureau from 1998 to 2000.  Mr. Hoffman served in senior legal and policy positions in the U.S. House of Representatives (97th, 98th, and 102nd Congresses) including as committee counsel and subcommittee staff director for the House Foreign Affairs Committee, as legislative director for a Member of the House, and staff counsel to the District of Columbia Subcommittee on the Judiciary.  Mr. Hoffman was a senior associate and Director of the International Law Program at the Carnegie Endowment for International Peace from 1994 to1997.  He served as an advisor to the Corporation for Public Broadcasting from 2010 to 2012 and as a member of the National Advertising Review Board (NARB) from 2012 to 2013. He worked as an associate attorney at Hopkins & Sutter from 1987 to 1990. Hoffman served as a policy advisor to the Lieutenant Governor of California and the California Legislature from 1977 to 1981.  He began his career as a commercial banker at Bank of America (NYSE: BAC) in Los Angeles, CA in 1976.  Mr. Hoffman received a J.D. from Georgetown University Law Center and an A.B. from Princeton University and is admitted to practice before the District of Columbia Court of Appeals, the U.S. District Court for the District of Columbia, the U.S. Bankruptcy Court, the U.S. Court of International Trade and the United States Supreme Court. Hoffman is a regular contributor to The Hill, Fox News, Broadcasting & Cable and has been published in The New York Times and Wall Street Journal.  He is the author of Doing Good--the New Rules of Corporate Responsibility, Conscience and Character (2010).

Carlos P. Salas has served as the Chairman of the Board of Directors of Commerce Home Mortgage, LLC, a leading mortgage lender to underbanked minority and low-income communities in the US, since 2019. From 2012 to 2019, Mr. Salas served as Chief Executive Officer and President of COR Clearing LLC (now AxosClearing LLC, a subsidiary of Axos Financial Inc. (NYSE: AX)), a securities clearing firm serving FINRA-member broker-dealers. During this period, in 2016 and 2017, Mr. Salas also served as Chief of Staff of Banc of California, Inc. (NYSE: BANC). From 2004 to 2012, Mr. Salas served on the Board of Directors of Williams Controls, Inc. (NYSE: WMCO) where he served as the Chairman of the Governance and Nominating Committee and a member of the Audit and Compensation Committees. Mr. Salas also served on the Board of Directors of Tengasco Inc. (AMEX: TGC) from 2004 to 2011.  From 2003 to 2011, he was a member and co-founder of Dolphin Advisors, L.L.C., which managed a private-equity investment fund focused on middle-market opportunities. Before joining Dolphin Advisors, Mr. Salas was an investment banker with Donaldson, Lufkin & Jenrette, Inc. and Credit Suisse First Boston. Mr. Salas also practiced law with Cleary, Gottlieb, Steen & Hamilton in New York. Mr. Salas received his J.D. from The University of Chicago and his B.A. from New York University.

Elizabeth A. Tumulty served as President of Affiliate Relations for CBS Television Network from 2013 to 2016. Currently, she serves as a board director and is a member of the National Association of Corporate Directors. Ms. Tumulty is also currently a member of the Committee of 200, an organization of women business leaders where she sits on C200’s Mentoring Council. In 2018, Ms. Tumulty spoke at Davos during the World Economic Forum on a panel of most powerful women; she is a frequent speaker regarding the importance of women in leadership. In 2011, Ms. Tumulty was elected as the only woman on the board of directors of the National Association of Television Programming Executives (NATPE) where she served for five years. Prior to her role at CBS, from 2006 to 2013, Ms. Tumulty was EVP Distribution and Affiliate Relations and part of the five member executive team successfully launching the CW Network, where her division grew to include Affiliate Marketing & the CW Plus Network, a 24/7 digital network. From 2000 to 2006, and concurrent to launching CW Network, Ms. Tumulty served as the first female Senior VP of Affiliate Relations and Communications for The WB Network. In 2006, she was recognized among the next wave of women in Broadcasting & Cable Magazine’s annual spotlight on young TV professionals. In 2004, Warner Bros. selected her as its representative to Time Warner’s Leadership Program for promising young executives. In 2000, Ms. Tumulty became a voting member of the Academy of Television Arts & Sciences (presenter of the Emmy Awards) and continues her presence within the Academy today. Ms. Tumulty held executive roles at The Jenny Jones Talk Show from 1998 to 2000, as well as at a NBC Affiliate from 1993 to 1998 and TEGNA FOX affiliate WZDX-TV from 1998-2000.  Ms. Tumulty began her career at the Blair Rep Firm in Chicago in 1986 before moving to FOX Television (Syndicated Content) in 1987. Ms. Tumulty attended Western Illinois University studying Mass Communications & Broadcast Engineering.

The Reporting Persons expect to engage in future discussions with management, the Board, other stockholders of the Company and other relevant parties regarding the nomination of the Candidates to the Board.  In addition, the Reporting Persons may propose or consider one or more other actions described in subsections (a) through (j) of Item 4 of Schedule 13D.

The Reporting Persons intend to review their investment in the Company on a continuing basis and may, from time to time and at any time in the future depending on various factors, including, without limitation, the outcome of any discussions referenced above, the Company’s financial performance and strategic direction, actions taken by the Board, price levels of the shares of Common Stock, other investment opportunities available to the Reporting Persons, conditions in the securities market and general economic and industry conditions, take such actions with respect to their investment in the Company as they deem appropriate, including: (i) acquiring additional shares of Common Stock and/or other equity, other securities, or derivative or other instruments that are based upon or relate to the value of the shares of Common Stock (collectively, “Securities”) in the open market or otherwise; (ii) disposing of any or all of their Securities in the open market or otherwise; or (iii) engaging in any hedging or similar transactions with respect to the Securities.

In addition, the Reporting Persons, together with the other participants named below, intends to file a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of Candidates at the 2021 annual meeting of Issuer.

THE REPORTING PERSONS STRONGLY ADVISES ALL STOCKHOLDERS OF THE ISSUER TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. The participants in the proxy solicitation are anticipated to be the Reporting Persons, Standard General Master Fund L.P., Soohyung Kim, Stephen Usher, David Glazek, Daniel Malman, Amit Thakar and the Candidates. As of the date hereof, the Reporting Persons interest in the securities of the Issuer is described in Items 5 and 6 below.  As of the date hereof, Stephen Usher, David Glazek, Daniel Malman, Amit Thakar and the Candidates do not beneficially own any shares of Common Stock, other than Adonis E. Hoffman who beneficially owns six shares of Common Stock.

Item 5. Interest in Securities of the Issuer

(a) and (b)

As of January 20, 2021, the Reporting Persons (i) have shared voting power and shared dispositive power over 16,589,845 shares of Common Stock and (ii) beneficially own in the aggregate 16,589,845 shares of Common Stock, representing 7.6% of the total outstanding shares of  Common Stock.  The 16,589,845 shares of Common Stock beneficially owned by the Reporting Persons include 1,000,000 shares subject to swap transactions entered into with UBS A.G., an unaffiliated third-party financial institution, that may be physically settled at the option of the Reporting Persons.

The Reporting Persons also hold swaps with respect to an additional 3,638,517 shares of Common Stock entered into with UBS AG, an unaffiliated third-party financial institution, and settleable solely for cash. Taking into account these swaps settleable solely for cash, the Reporting Persons have financial exposure to a total of 20,228,362 shares of Common Stock, or 9.2% of the total outstanding shares of Common Stock.

The swaps held by the Reporting Persons are described in more detail in Item 6 below.

The percentage calculations herein are based upon the Quarterly Report on Form 10-Q filed by the Issuer with the Securities and Exchange Commission on November 9, 2020, in which the Issuer indicated that, as of October 31, 2020, there were 219,241,555 shares of Common Stock outstanding.

(c) On January 20, 2020, the Reporting Persons sold 1,330,999 on the New York Stock Exchange  at an average price per share of $15.10.

Item 6. Contracts, Arrangements, Understandings or Relationships With Respect to Securities of the Issuer

The swaps referenced in Item 5 are reflected in equity swap agreements (collectively, the “Swap Agreements”) between the Reporting Persons an unaffiliated third party financial institution, UBS AG (the “Swap Counterparty”). The swaps under the Swap Agreements are exercisable at any time by the Reporting Persons prior to, or automatically settled on, the expiration date of April 22, 2021. Under each Swap Agreement, upon exercise or settlement thereof, (i) the Swap Counterparty will be obligated to pay to the Reporting Persons the aggregate market value of the shares of Common Stock subject to the Swap Agreements or, with respect only to the swaps with respect to 1,000,0000 shares that may be physically settleable,  at the election of the Reporting Persons, deliver such shares; and (ii) the Reporting Persons will be obligated to pay the Swap Counterparty the Exercise Price per share (as set forth below) for each share of Common Stock subject to the Swap Agreements. Dividends paid on the shares of Common Stock subject to the Swap Agreements prior to the exercise or settlement thereof will be paid by the Swap Counterparty to the Reporting Persons, less applicable taxes, and the Reporting Persons will pay to the Swap Counterparty “interest” at a rate of 1 month LIBOR + 65 basis points on the Exercise Price of the shares of Common Stock subject to the Swap Agreements.

Each swap transaction (including whether it is settable solely for cash), the initial date of the swap, the number of shares subject to each swap and the current notional amount of each swap is described below. Other than the swaps identified as cash or physical share settleable, all of the swaps were modified on June 3, 2020, to irrevocably waive the Reporting Person’s prior right to settle those swaps for physical shares.

Transaction	Initial Date	No. of Shares currently subject to each Swap Agreement	Price Per Share	Current Notional Amount
Swap for Common Stock - Buy (cash settleable only)	3/25/2020	383,445	$12.60	$4,835,241.45
Swap for Common Stock - Buy (cash settleable only)	3/25/2020	255,072	$12.60	$2,971,264.00
Swap for Common Stock - Buy (cash settleable only)	3/26/2020	383,445	$13.2783	$5,095,332.19
Swap for Common Stock - Buy (cash settleable only)	3/26/2020	616,555	$13.2783	$8,192,967.81
Swap for Common Stock - Buy (cash settleable only)	3/27/2020	383,445	$12.9914	$4,985,321.82
Swap for Common Stock - Buy (cash settleable only)	3/27/2020	616,555	$12.9914	$8,016,078.18
Swap for Common Stock - Buy (cash settleable only)	3/30/2020	383,445	$10.5883	$4,063,865.14
Swap for Common Stock - Buy (cash settleable only)	3/30/2020	616,555	$10.5883	$6,534,434.86
Swap for Common Stock - Buy (cash or physical share settleable)	3/31/2020	383,445	$10.8248	$4,154,549.89
Swap for Common Stock - Buy (cash or physical share settleable)	3/31/2020	616,555	$10.8248	$6,680,250.11

Other than customary trade confirmations, which are subject to standard ISDA terms, there are no agreements relating to the transfer or voting of the shares of Common Stock subject to the Swap Agreements.
Item 7. Material to Be Filed as Exhibits
Exhibit 99.1  Joint Filing Agreement, by and among the Reporting Persons, incorporated by reference to Exhibit 99.1 to the Schedule 13G relating to Common Stock of the Issuer, filed by the Reporting Persons with the Securities and Exchange Commission on August 14, 2019.

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date:   January 21, 2021

STANDARD GENERAL L.P.

By:	/s/ Joseph Mause
Name:	Joseph Mause
Title:	Chief Financial Officer

SOOHYUNG KIM

/s/ Soohyung Kim
Soohyung Kim

Exhibit Index
Exhibit No.	Description

99.1
Joint Filing Agreement, by and among the Reporting Persons, incorporated by reference to Exhibit 99.1 to the Schedule 13G relating to Common Stock of the Issuer, filed by the Reporting Persons with the Securities and Exchange Commission on August 14, 2019.